SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 9, 2002
                                                 ----------------------

                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


       Nevada                        002-41703                    43-1594165
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(State or other                     (Commission                    (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                           Number)


36 West  44th Street, Suite 1201, New York, NY                             10036
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (646) 728-7023
                                                    ----------------------------

                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

The Company issued a press release on August 9, 2002 relating to the termination of its private offering of subordinated notes and other matters.

A copy of the press release is attached as Exhibit 99.1.



                                     EXHIBIT
99.1     Press Release, dated August 9, 2002

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              The X-Change Corporation
                                              (Registrant)



DATE: August 9, 2002                           By:  /s/ K. Richard B. Niehoff
                                               ------------------------------

                                               Name:   K. Richard B. Niehoff
                                               Title: President